UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 14, 2022 (the “Initial Report”), VineBrook Homes Trust, Inc. reported that it completed the acquisition of approximately 3,000 single-family rental homes located across eight states, from certain unaffiliated third parties. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide the historical financial statement and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statement.

Independent Auditor’s Report	1
Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2021	2
Notes to Historical Statement of Revenues and Certain Direct Operating Expenses	3

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Information	5
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2021	6
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2021	7
Notes to Unaudited Pro Forma Consolidated Financial Statements	8

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and the Board of Directors
VineBrook Homes Trust, Inc.
Dallas, TX

Opinion

We have audited the accompanying historical statement of revenues and certain direct operating expenses of the Prager Portfolio (the "Properties") for the year ended December 31, 2021, and the related notes to the financial statement.

In our opinion, the accompanying financial statement presents fairly, in all material respects, the revenues and certain direct operating expenses of the Prager Portfolio for the year ended December 31, 2021 in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statement section of our report. We are required to be independent of the Properties and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

We draw attention to Note 2 to the accompanying financial statement, which describes that the historical statement of revenues and certain direct operating expenses of the Properties were prepared for the purpose of complying with the rules of the Securities and Exchange Commission (for the inclusion on Form 8-K/A of VineBrook Homes Trust, Inc.) and is not intended to be a complete presentation of the Properties' revenues and certain direct operating expenses. Our opinion has not been modified with respect to this matter.

Responsibilities of Management for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

In preparing the financial statement, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties' ability to continue as a going concern within one year after the date that the financial statement is available to be issued.

Auditor's Responsibilities for the Audit of the Financial Statement

Our objectives are to obtain reasonable assurance about whether the financial statement is free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statement.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●
Identify and assess the risks of material misstatement of the financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement.

●
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control. Accordingly, no such opinion is expressed.

●
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statement.

●
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties' ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ Frazier & Deeter, LLC
March 31, 2022
Atlanta, Georgia

THE PRAGER PORTFOLIO
HISTORICAL STATEMENT OF REVENUES AND CERTAIN
DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2021
Revenues
Rental income	$30,149
Other income	593
Total revenues	30,742
Certain direct operating expenses
Property operating expenses	4,924
Real estate taxes and insurance	6,415
Property management fees	2,301
Property general and administrative expenses	145
Total certain direct operating expenses	13,785
Revenues in excess of certain direct operating expenses	$16,957

See accompanying notes to the historical financial statement

THE PRAGER PORTFOLIO
NOTES TO HISTORICAL STATEMENT OF REVENUES AND CERTAIN
DIRECT OPERATING EXPENSES

Note 1. Business

On February 8, 2022, the operating partnership of VineBrook Homes Trust, Inc. (the “Company”), VineBrook Homes Operating Partnership, L.P. (the “OP”), completed the previously disclosed acquisition of approximately 3,000 single-family rental homes across eight states, with the largest concentration in the southeastern United States (the “Prager Portfolio”). The Prager Portfolio was acquired for a purchase price of approximately $352.7 million as a result of post-closing adjustments. In connection with the acquisition of the Prager Portfolio, on February 8, 2022, the OP also completed the previously disclosed acquisition of the assets used in the management of the acquired portfolio pursuant to an asset purchase agreement with the management company of the acquired portfolio which is included in the purchase price of the Prager Portfolio noted previously. Also in connection with the acquisition of the Prager Portfolio, on February 8, 2022, the Company additionally paid approximately $31.4 million in debt extinguishment costs and $3.7 million in closing costs.

The accompanying historical statement of revenues and certain direct operating expenses (the “Historical Summary”) includes the revenues and certain direct operating expenses of the Prager Portfolio. See the table below for more information about the Prager Portfolio:

Market	State	# of Homes
Memphis	TN, MS	741
Atlanta	GA	739
Saint Louis	MO	308
Pensacola	FL	300
Raeford	NC	250
Kansas City	MO	230
Portales	NM	150
Augusta/Aiken	GA, SC	67
Jacksonville	FL	53
Total		2,838

Note 2. Basis of Presentation

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”), and is not intended to be a complete presentation of the Prager Portfolio’s revenues and expenses.

The accompanying historical statement of revenues and certain direct operating expenses is presented in conformity with generally accepted accounting principles in the United States of America (“GAAP”) and in accordance with the provisions of Rule 3-14 of Regulation S-X promulgated by the SEC. Accordingly, the statement excludes historical income and expenses that are not comparable to the proposed future operations of the Prager Portfolio such as depreciation, amortization, interest, casualty gain (loss) and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Prager Portfolio after their acquisition by the Company and is not intended to be a complete representation of the Prager Portfolio’s revenues and expenses.

Note 3. Significant Accounting Policies

Revenues

The Prager Portfolio contains single-family rental homes under various lease agreements with residents, typically with terms of 12 months or less. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Prager Portfolio is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to residents pursuant to the lease agreements. Other rental income consists of administrative, application and other fees and is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Prager Portfolio. Operating costs include utilities, repairs and maintenance, insurance, property tax and other general costs associated with operating the Prager Portfolio. Costs such as depreciation, amortization, interest, casualty gain (loss) and corporate expenses are excluded from the Historical Summary.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

THE PRAGER PORTFOLIO
NOTES TO HISTORICAL STATEMENT OF REVENUES AND CERTAIN
DIRECT OPERATING EXPENSES

Note 4. Commitments and Contingencies

Litigation

The Prager Portfolio may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters

The Company is not aware of any material environmental liabilities relating to the Prager Portfolio that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environment laws and regulations or other environmental conditions with respect to the Prager Portfolio could result in future environmental liabilities.

Note 5. Subsequent Events

In preparation of the accompanying Historical Summary, subsequent events were evaluated for recognition or disclosure through the date the Historical Summary was issued.

VINEBROOK HOMES TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 23, 2022. In addition, this unaudited pro forma information should be read in conjunction with the historical statement of revenues and certain direct operating expenses and the notes thereto of the Prager Portfolio, which are included herein.

The following unaudited pro forma consolidated balance sheet as of December 31, 2021 has been prepared to give effect to the acquisition of the Prager Portfolio, which occurred on February 8, 2022, as if the acquisition occurred on December 31, 2021.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 has been prepared to give effect to the acquisition of the Prager Portfolio as if the acquisition occurred on January 1, 2021.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Prager Portfolio been consummated on January 1, 2021 or December 31, 2021.

In the opinion of the Company’s management, all adjustments necessary to reflect the effect of the transaction described above have been included in the pro forma consolidated financial statements.

VINEBROOK HOMES TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2021
(in thousands, except share and per share amounts)

	VineBrook Homes Trust, Inc. (Historical) (a)	Purchase of Portfolio (b)	Pro Forma Total
ASSETS
Operating real estate investments
Land	$334,191	$62,654	$396,845
Buildings and improvements	1,391,786	316,159	1,707,945
Intangible lease assets	971	2,800	3,771
Total gross operating real estate investments	1,726,948	381,613	2,108,561
Accumulated depreciation and amortization	(76,789)	—	(76,789)
Total net operating real estate investments	1,650,159	381,613	2,031,772
Real estate held for sale, net	81	6,175	6,256
Total net real estate investments	1,650,240	387,788	2,038,028
Investment in limited partnership	2,500	—	2,500
Cash	54,104	31,743	85,847
Restricted cash	20,893	103	20,996
Accounts and other receivables	8,327	—	8,327
Due from Manager	2,909	—	2,909
Prepaid and other assets	19,352	(14,211)	5,141
TOTAL ASSETS	$1,758,325	$405,423	$2,163,748

LIABILITIES AND EQUITY
Liabilities:
Notes payable, net	$376,842	$—	$376,842
Credit facilities, net	391,703	250,000	641,703
Bridge facility, net	—	148,901	148,901
Accounts payable and other accrued liabilities	47,208	3,617	50,825
Accrued real estate taxes payable	19,450	452	19,902
Accrued interest payable	1,690	—	1,690
Security deposit liability	14,295	2,390	16,685
Prepaid rents	3,341	63	3,404
Fair market value of interest rate swaps	3,590	—	3,590
Total Liabilities	858,119	405,423	1,263,542

Redeemable Series A preferred stock, $0.01 par value: 16,000,000 shares authorized; 5,000,000 shares issued and outstanding	120,896	—	120,896
Redeemable noncontrolling interests in the OP	196,362	—	196,362
Stockholders' Equity:
Common stock, $0.01 par value: 300,000,000 shares authorized; 21,814,248 shares issued and outstanding	219	—	219
Additional paid-in capital	651,531	—	651,531
Distributions in excess of retained earnings	(68,011)	—	(68,011)
Accumulated other comprehensive loss	(791)	—	(791)
Total Stockholders' Equity	582,948	—	582,948
TOTAL LIABILITIES AND EQUITY	$1,758,325	$405,423	$2,163,748

See accompanying notes to the unaudited pro forma consolidated financial statements

VINEBROOK HOMES TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021
(in thousands, except per share amounts)

	VineBrook Homes Trust, Inc. Historical (a)	Purchase of Portfolio (b)		Pro Forma Total
Revenues
Rental income	$153,424	$31,387	(c)	$184,811
Other income	3,517	593		4,110
Total revenues	156,941	31,980		188,921
Expenses
Property operating expenses	26,129	4,924		31,053
Real estate taxes and insurance	27,455	6,415		33,870
Property management fees	7,621	2,301		9,922
Advisory fees	8,281	2,288	(d)	10,569
Corporate general and administrative expenses	7,257	—		7,257
Property general and administrative expenses	6,377	145		6,522
Depreciation and amortization	48,573	14,944	(e)	63,517
Interest expense	25,189	7,089	(f)	32,278
Total expenses	156,882	38,106		194,988
Loss on sales of real estate	(203)	—		(203)
Casualty gain, net of insurance proceeds	205	—		205
Net income/(loss)	61	(6,126)		(6,065)
Dividends on and accretion to redemption value of Redeemable Series A preferred stock	8,837	—		8,837
Net loss attributable to redeemable noncontrolling interests in the OP	(144)	(996)		(1,140)
Net loss attributable to common stockholders	$(8,632)	$(5,130)		$(13,762)
Other comprehensive income/(loss)
Unrealized gain on interest rate swaps	11,863	—		11,863
Total comprehensive income/(loss)	11,924	(6,126)		5,798
Dividends on and accretion to redemption value of Redeemable Series A preferred stock	8,837	—		8,837
Comprehensive income/(loss) attributable to redeemable noncontrolling interests in the OP	2,360	(996)		1,364
Comprehensive income/(loss) attributable to common stockholders	$727	$(5,130)		$(4,403)

Weighted average common shares outstanding - basic	15,366			15,366
Weighted average common shares outstanding - diluted	15,366			15,366

Loss per share - basic	$(0.56)			$(0.90)
Loss per share - diluted	$(0.56)			$(0.90)

See accompanying notes to the unaudited pro forma consolidated financial statements

VINEBROOK HOMES TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Balance sheet adjustments

a)
Represents the audited historical consolidated balance sheet of the Company as of December 31, 2021. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

b)	Represents the acquisition of the Prager Portfolio as if it occurred on December 31, 2021.

Income statement adjustments

a)
Represents the audited historical consolidated operations of the Company for the year ended December 31, 2021. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

b)
Represents the historical operations of the Prager Portfolio acquired by the Company. See the historical statement of revenues and certain direct operating expenses and the notes thereto of the Prager Portfolio, which are included herein.

c)
Represents the total rental income (not reflected in the historical consolidated statements of operations of the Company) as if the Prager Portfolio was acquired on January 1, 2021. In addition to the rental income represented in the Historical Summary, this includes approximately $1.2 million of rental income generated from lost rents insurance proceeds.

d)	Represents advisory fees (not reflected in the historical consolidated statements of operations of the Company) as if the Prager Portfolio was acquired on January 1, 2021.

e)
Represents depreciation and amortization expense (not reflected in the historical consolidated statements of operations of the Company) as if the Prager Portfolio was acquired on January 1, 2021. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.

f)
Represents interest expense (not reflected in the historical consolidated statements of operations of the Company) as if the borrowings attributable to the Prager Portfolio were borrowed on January 1, 2021. In connection with the acquisition of the Prager Portfolio, the Company:

●
Entered into a bridge credit agreement through its Operating Partnership, (the “OP”), with KeyBank National Association (“Keybank”), and borrowed $150.0 million (the “Bridge Facility”). The Bridge Facility accrues interest at the OP’s option of (1) daily SOFR plus 0.1% plus an applicable rate of 3.0%, (2) the forward-looking term rate based on SOFR for the applicable interest period plus 0.1% plus an applicable rate of 3.0% or (3) an alternate base rate equal to the greater of (a) the prime rate in effect on such day and (b) the federal funds effective rate in effect on such day plus 0.5%, plus an applicable rate of 2.0%. The Bridge Facility matures on February 8, 2023 but requires repayment of the principal amount outstanding so that (1) by May 8, 2022 no more than $112.5 million remains outstanding, (2) by August 8, 2022 no more than $75.0 million remains outstanding and (3) by November 8, 2022 no more than $37.5 million remains outstanding.

●	Borrowed approximately $250.0 million under its amended and restated credit agreement (the “KeyBank Facility”) which currently has an annual interest rate of one-month LIBOR plus 1.70%.

Additionally, the adjustment reflects the amortization of deferred financing costs incurred in connection with the aforementioned Bridge Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Interim President and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

Date: March 31, 2022